UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 16, 2013

Date of Report (Date of earliest event reported)

SOLARWINDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34358	73-1559348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3711 South MoPac Expressway

Building Two

Austin, Texas 78746

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 682-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 21, 2013, SolarWinds, Inc. (the “Company”) announced that Michael Berry, Executive Vice President and Chief Financial Officer of the Company, will be leaving the Company on October 1, 2013 to pursue a Chief Financial Officer position at a high growth, venture capital-backed technology company. Mr. Berry will enter into a consulting agreement with the Company from October 1, 2013 until November 30, 2013.

Effective October 1, 2013, the Company will promote two key leaders from within the organization to fill and expand the Chief Financial Officer role.

Jason Ream, 41, currently the Company’s Vice President of Growth Strategy, will be named Executive Vice President, Finance and Chief Financial Officer. Mr. Ream will be employed by the Company on an “at-will” basis.

Mr. Ream joined the Company in April 2009 as Vice President, Business Development and Investor Relations, and has been instrumental in expanding the Company’s market opportunities by guiding the Company’s Merger and Acquisition activity. He was promoted to Vice President of Growth Strategy in 2012. Prior to joining the Company, Mr. Ream worked for J.P. Morgan as an Executive Director in investment banking from July 2006 to January 2009. From July 1999 to July 2006, he held various roles in investment banking at UBS, Piper Jaffray, and Credit Suisse First Boston. Mr. Ream holds an A.B. in Mathematics from Amherst College.

There are no family relationships between Mr. Ream and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

J. Barton Kalsu, 46, currently the Company’s Chief Accountant and Senior Vice President, Finance, will be named Executive Vice President, Finance and Chief Accounting Officer. Mr. Kalsu will be employed by the Company on an “at-will” basis.

Mr. Kalsu joined the Company in August 2007 as Chief Accountant and Vice President, Finance, and has been responsible for managing the Company’s financial operations for the past six years. He was promoted to Senior Vice President, Finance in 2011. Prior to joining the Company, Mr. Kalsu worked for JPMorgan Chase Bank as Vice President, Commercial Banking, from June 2005 until August 2007. From April 2002 until June 2005, Mr. Kalsu worked for Red Hat, Inc. as Senior Director of Finance. Prior to 2002, Mr. Kalsu worked in public accounting for Arthur Andersen LLP. Mr. Kalsu holds a B.S. in Accounting from Oklahoma State University.

There are no family relationships between Mr. Kalsu and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Both Mr. Ream and Mr. Kalsu will report directly to SolarWinds CEO, Kevin Thompson.

Item 7.01	Regulation FD Disclosure.

On August 21, 2013 the Company issued a press release announcing Mr. Berry’s departure and the promotion of Mr. Ream and Mr. Kalsu. A copy of the Company’s press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference to any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	SolarWinds, Inc. Press Release dated August 21, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARWINDS, INC.

Dated: August 21, 2013	By:	/s/ KEVIN B. THOMPSON
Kevin B. Thompson
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	SolarWinds, Inc. Press Release dated August 21, 2013

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